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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest event
                           Reported) FEBRUARY 24, 2000


          MERRILL LYNCH MORTGAGE INVESTORS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of February 1, 2000 , which forms the trust, which will issue the C-BASS Mortgage Loan Asset-Backed Certificates, Series 2000-CB1).

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
          -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                  333-81429                   13-5674085
         --------                  ----------                  ----------
(State or Other Jurisdiction       (Commission              (I.R.S. Employer
     of Incorporation)             File Number)             Identification No.)




250 Vesey Street
World Financial Center, North Tower
New York, New York                                              10281
-------------------------                                     ---------
(Address of Principal                                         (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code (212) 449-1000
                                                   ----- --------
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



Item 5.  Other Events.
----     ------------

Filing of Derived Materials.
---------------------------

In connection with the offering of the Mortgage Loan Asset-Backed Certificates, Series 2000-CB1 (the "Certificates") Merrill Lynch, Pierce, Fenner & Smith Incorporated, as underwriter of the Certificates (the "Underwriter"), has prepared certain materials (the "Derived Materials") for distribution to its potential investors. Although the Registrant provided the Underwriter with certain information regarding the characteristics of the assets in the related portfolio, it did not participate in the preparation of the Derived Materials. Concurrently with the filing hereof, pursuant to Rule 311 of Regulation S-T, the Registrant is filing certain computational materials by paper filing on Form SE.

For purposes of this Form 8-K, Derived Materials shall mean computer generated tables and/or charts displaying, with respect to the Certificates, any of the following: yield; average life, duration; expected maturity; loss sensitivity; cash flow characteristics; background information regarding the assets; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature, as well as certain matters relating to the collateral for such transaction.

Item 7.  Financial Statements, Pro Forma Financial

               Information and Exhibits.
               ------------------------

(a)       Not applicable.

(b)       Not applicable.

(c)       Exhibits:

          The following is filed herewith. The exhibit number 99.1 corresponds with Item 601(b) of Regulation S-K.

          Exhibit No.                        Description
          -----------                        -----------
                 99.1                        Derived Materials.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MERRILL LYNCH MORTGAGE INVESTORS, INC.



                                   By:  /s/ Peter Cerwin
                                        -------------------
                                   Name:   Peter Cerwin
                                   Title:  Director




Dated:  February 24, 2000

Exhibit Index
-------------

Exhibit                                                                Page
-------                                                                ----

99.1     Derived Materials filed
         on Form SE dated February 24, 2000.

       IN ACCORDANCE WITH RULE 202 OF REGULATION S-T, THESE COMPUTATIONAL
                      MATERIALS ARE BEING FILED IN PAPER.



                                  EXHIBIT 99.1

                                DERIVED MATERIALS

                                       for

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.

         C-BASS Mortgage Loan Asset-Backed Certificates, Series 2000-CB1



                   FILED ON FORM SE, DATED FEBRUARY 24, 2000.